ATLLIB01  496976.7

ATLLIB01  496976.7



                      FOURTH AMENDMENT TO CREDIT AGREEMENT


            THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") made and entered into effective as of December 31, 1997 (the "Effective Date"), by and among COVENANT TRANSPORT, INC., a Tennessee corporation ("CTI"), COVENANT LEASING, INC., a Nevada corporation ("Leasing"; CTI and Leasing are sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), ABN AMRO BANK N.V., acting through its Atlanta Agency, THE FIRST NATIONAL BANK OF CHICAGO (as assignee of NBD Bank), NATIONSBANK, N.A. (formerly known as NationsBank, N.A. (South)) and FIRST AMERICAN NATIONAL BANK (collectively, the "Banks"), and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Agent (the "Agent").

                              W I T N E S S E T H:

      WHEREAS, CTI, the Agent and the Banks entered into a certain Credit Agreement, dated as of January 17, 1995, as amended by that certain First Amendment to Credit Agreement and Waiver, dated as of October 15, 1995, among CTI, the Agent and the Banks, as further amended by that certain Second Amendment to Credit Agreement and Waiver, dated as of April 12, 1996, among CTI, the Agent and the Banks, and as further amended by that certain Third Amendment to Credit Agreement and Consent, dated as of March 31, 1997, among the Borrowers, the Agent and the Banks (the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement, as amended by this Amendment), whereby the Banks agreed to make certain loans and grant other financial accommodations to or for the benefit of the Borrowers, subject to the terms, covenants and conditions contained in the Credit Agreement; and

      WHEREAS, the Borrowers have requested that the Agent and the Banks amend the Credit Agreement to increase the Revolving Credit Commitments of the Banks to $100,000,000, and to modify certain other terms of the Credit Agreement as set forth in this Amendment, and the Agent and the Banks are willing to agree to such modifications subject to the terms and conditions of this Amendment.

            NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Amendments to Section 1.1.

      (a) Subject to the terms and conditions of this Amendment, Section 1.1(a)(i) of the Credit Agreement is hereby amended (i) by deleting the reference to the amount "$70,000,000" contained in the ninth line thereof and substituting in lieu thereof the amount "$85,000,000", and (ii) by deleting the reference to the amount "$85,000,000" contained in the last line thereof and substituting in lieu thereof the amount "$100,000,000".

      (b) Subject to the terms and conditions of this Amendment, Section 1.1(e)(v) of the Credit Agreement is hereby amended (i) by deleting the reference to the amount "$100,000,000" contained in the third line thereof and substituting in lieu thereof the amount "$125,000,000" and (ii) by adding at the end thereof the following "and (z) no such increase in Commitments shall be effective until any and all consents or approvals of the holders of the Senior Notes required under the Intercreditor Agreement shall have been obtained or waived".

      1. Amendment to Section 1.5(b). Subject to the terms and conditions of this Amendment, Section 1.5(b) of the Credit Agreement is hereby amended by deleting the words ".225% per annum" from the third line thereof and substituting in lieu thereof the words "the Applicable Commitment Fee Percentage".

      3. Amendment to Section 5.6. Subject to the terms and conditions of this Amendment, Section 5.6 of the Credit Agreement is hereby amended (i) by deleting the reference to "10%" contained in the sixth line thereof and substituting in lieu thereof "20%" and (ii) by deleting the reference to the amount "$1,000,000" contained in the last line thereof and substituting in lieu thereof the amount "$10,000,000".

      4. Amendment to Section 5.11. Subject to the terms and conditions of this Amendment, Section 5.11 is hereby amended (i) by deleting the reference to the amount "$10,000,000" in subsection (f) thereof and substituting in lieu thereof the amount "$25,000,000" and (ii) by inserting at the end of such section the following new subsection (g):

            (g) Other Debt consented to in writing in advance by the Agent and the Required Banks.

      5. Amendment to Section 5.12. Subject to the terms and conditions of this Amendment, Section 5.12 of the Credit Agreement is hereby amended (i) by deleting the reference to the amount "$60,000,000" contained in the second line thereof and substituting in lieu thereof the amount "$75,000,000" and (ii) by deleting the reference to the date "September 30, 1994" contained in the third line thereof and substituting in lieu thereof the date "September 30, 1997".

      6. Amendment to Section 5.13. Subject to the terms and conditions of this Amendment, Section 5.13 of the Credit Agreement is hereby amended to read as follows:

            Section 5.13 Consolidated Adjusted Debt to Consolidated EBITDAR. Permit the ratio of Consolidated Adjusted Debt to Consolidated EBITDAR, as determined at the end of each fiscal quarter or year and based on the consecutive four-quarter period ending therewith, to exceed 3.0 to 1.0.

      7. Amendment to Section 6.1(c)(iii). Subject to the terms and conditions of this Amendment, Section 6.1(c)(iii) of the Credit Agreement is hereby amended by deleting the words "a quarterly basis" contained in line three thereof and substituting in lieu thereof the words "an annual basis".

      8. Amendment to Section 7.1(d). Subject to the terms and conditions of this Amendment, Section 7.01(d) of the Credit Agreement is hereby amended by deleting the reference to the amount "$150,000" contained in the third line thereof and substituting in lieu thereof the amount "$2,000,000".

      9. Amendments to Section 10.1. Subject to the terms and conditions of this Amendment, Section 10.1 of the Credit Agreement is hereby amended as follows:

                  (a) by modifying the definitions of the terms "Applicable Margin", "Applicable Percentage", "Fixed Charge Coverage Ratio", "Revolving Credit Commitment", "Revolving Credit Commitment Termination Date" and "Term Loan Commitment" to read, respectively, as follows:

                  "Applicable  Margin"  means  for  any  Eurodollar  Loan or any
            Alternate Base Rate Loan (as the case may be), from and after the effective date of the Fourth Amendment until the date upon which Borrower shall deliver to the Agent and the Banks the Parent's consolidated financial statements for the fiscal year ended December 31, 1997, together with a duly completed compliance certificate pursuant to Section 6.1(b), .50% per annum, and on any date thereafter, the percentage determined from the grid set forth below for the ratio of Consolidated Adjusted Debt to Consolidated EBITDAR as of the most recently ended fiscal quarter of the Parent, as determined from the financial statements most recently delivered pursuant to Section 6.1(a) or (b). The ratio shall be calculated at the end of such quarter and for the four fiscal quarters ended on the last day of such fiscal quarter:

                   ------------------------------------------------------
                                                          LIBOR and
                                                        Alternate Base
                   Adjusted Debt/EBITDAR                     Rate
                                                      Applicable Margin
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Greater than or equal to 2.5:1         .75%
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Greater than or equal to 2.0:1 but
                   less than 2.5:1                            .525%
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Greater than or equal to 1.5:1 but
                   less than 2.0:1                            .425%
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Greater than or equal to 1.0:1 but
                   less than 1.5:1                            .375%
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Less than 1.0:1                            .325%
                   ------------------------------------------------------

            Each adjustment in the Applicable Margin shall take effect immediately upon receipt by the Agent of the financial statements referred to above and shall be effective prospectively. Notwithstanding the foregoing, so long as a Default shall have occurred and be continuing, the Applicable Margin shall be the highest rate specified above, plus 1% per annum.

                  "Applicable  Percentage"  means,  from and after the effective date of the Fourth Amendment until the date upon which Borrower shall deliver to the Agent and the Lenders the Parent's consolidated financial statements for the fiscal year ended December 31, 1997, together with a duly completed compliance certificate pursuant to
            Section 6.1(b), .50% per annum, and on any date thereafter, the per annum percentage determined from the grid set forth below for the ratio of Consolidated Adjusted Debt to Consolidated EBITDAR as of the most recently ended fiscal quarter of the Parent, as determined from the financial statements most recently delivered pursuant to
            Section 6.1(a) or (b). The ratio shall be calculated at the end of such quarter and for the four fiscal quarters ended on the last day of such fiscal quarter:

                   ------------------------------------------------------
                   Adjusted Debt/EBITDAR           Applicable Percentage
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Greater than or equal to 2.5:1     .75%
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Greater than or equal to 2.0:1 but
                   less than 2.5:1                         .525%
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Greater than or equal to 1.5:1 but
                   less than 2.0:1                         .425%
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Greater than or equal to 1.0:1 but
                   less than 1.5:1                         .375%
                   ------------------------------------------------------
                   ------------------------------------------------------
                   Less than 1.0:1                         .325%
                   ------------------------------------------------------

            Each adjustment in the Applicable Percentage shall take effect immediately upon receipt by the Agent of the financial statements referred to above, and shall be effective prospectively. Notwithstanding the foregoing, so long as a Default shall have occurred and be continuing, the Applicable Percentage shall be the highest rate specified above, plus 1% per annum.

                  "Fixed  Charge   Coverage   Ratio"  means  the  ratio  of  (i)
            Consolidated EBITDAR to (ii) the sum of (A) Consolidated Interest Charges, plus (B) Consolidated Lease Payments, plus (C) Consolidated Debt Amortization, plus (D) prior to the Term Loan Conversion Date, 25% of then outstanding Revolving Loans and Letter of Credit
            Obligations, plus (E) the amount of then outstanding Guaranty obligations (to the extent not included in (C) or (D) above), in each case ((i) and (ii)) calculated for the four fiscal quarters ending on the last day of any fiscal quarter; provided, that, for purposes of calculating the Fixed Charge Coverage Ratio, there shall be included in Consolidated Interest Charges, Consolidated Lease
            Payments and Consolidated Debt Amortization for the applicable period the interest charges (as calculated on a pro forma basis using the effective rate of interest paid by the Borrower on the Obligations), lease payments (other than Capital Leases) and debt amortization, respectively, of any entity the capital stock, assets, business or other ownership interests of which were acquired by the Parent or any Consolidated Subsidiary during such period.

                  "Revolving  Credit  Commitment"  means the  commitment of each
            Bank to make Revolving Loans pursuant to Section 1.1(a)(i) in the amount set forth opposite such Bank's name on the signature pages of the Fourth Amendment, as such amount may be increased from time to time pursuant to Section 1.1(e) or reduced from time to time pursuant to Section 1.7 or 7.2. Revolving Credit Commitments means the sum of the Revolving Credit Commitments of all the Banks.

                  "Revolving  Credit  Commitment  Termination  Date"  means  the earlier of (i) the date upon which the Revolving Credit Commitments reduce to zero pursuant to Section 1.7 or Section 7.2 and (ii) November 30, 1999, or such later date as shall be designated by the Banks pursuant to Section 1.1(d).

                  "Term Loan Commitment"  means, for any Bank, its Proportionate
            Share of the lesser of $100,000,000 (as such amount may be increased pursuant to Section 1.1(e)) and the aggregate amount of Revolving Loans outstanding on the Term Loan Conversion Date, as such amount may be reduced from time to time pursuant to Section 1.7 or Section 7.2.

                  (b) by  modifying  clause (vi) of the  definition  of the term
            "Consolidated Net Income" to read as follows:

                  "(vi) any portion of the net earnings of any Subsidiary of any other business entity in which the Parent or any Subsidiary has an ownership interest, that for any reason (other than the provisions of this Agreement, the other Loan Documents, or any other instrument or agreement evidencing other Permitted Debt) is unable to be dividended to the Parent or any other Subsidiary;"

                  (c)   by adding thereto the following new definitions:

                  "Applicable  Commitment Fee Percentage"  means, from and after the effective date of the Fourth Amendment until the date upon which Borrower shall deliver to the Agent and the Lenders the Parent's consolidated financial statements for the fiscal year ended December 31, 1997, together with a duly completed compliance certificate pursuant to Section 6.1(b), .225% per annum, and on any date thereafter, the per annum percentage determined from the grid set forth below for the ratio of Consolidated Adjusted Debt to Consolidated EBITDAR as of the most recently ended fiscal quarter of the Parent as determined from the financial statements most recently delivered pursuant to Section 6.1(a) or (b). The ratio shall be calculated at the end of such quarter and for the four fiscal quarters ended on the last day of such fiscal quarter:

                   ----------------------------------------------------
                                                              Commitment
                   Adjusted Debt/EBITDAR                      Fee
                   ----------------------------------------------------
                   ----------------------------------------------------
                   Greater than or equal to 2.5:1.0      .25%
                   ----------------------------------------------------
                   ----------------------------------------------------
                   Greater than or equal to 2.0:1.0 but
                   less than 2.5:1.0                          .15%
                   ----------------------------------------------------
                   ----------------------------------------------------
                   Greater than or equal to 1.0:1.0 but
                   less than 2.0:1.0                          .125%
                   ----------------------------------------------------
                   ----------------------------------------------------
                   Less than 1.0:1.0                          .10%
                   ----------------------------------------------------

             Each adjustment in the Applicable  Commitment Fee Percentage  shall take effect immediately upon receipt by the Agent of the financial statements referred to above, and shall be effective prospectively.

                  "Consolidated  Adjusted  Debt" means,  at any time, the sum of
            (i) Consolidated Debt at such time (excluding the present value of the lease payments to be made under the Synthetic Lease to the extent included therein) and (ii) the Asset Termination Value under (and as defined in) the Synthetic Lease.

                  "Consolidated   Depreciation"   means,  for  any  period,  the
            aggregate amount of all depreciation expense of the Parent and its Consolidated Subsidiaries as shown on the consolidated financial statements of the Parent.

                  "Consolidated EBITDAR" means, for any period, Consolidated Net
            Income of the Parent and its Consolidated Subsidiaries for such period, plus all amounts deducted therefrom for such period in respect of (i) Consolidated Interest Charges (ii) Consolidated Depreciation, (iii) Consolidated Amortization, (iv) Consolidated Lease Payments and (v) Consolidated Taxes. In addition, Consolidated EBITDAR for the applicable period shall include the net income plus interest charges, depreciation, amortization, lease payments (other than Capital Leases) and tax payments of any entity the capital stock, assets, business or other ownership interests of which were acquired by the Parent or any Consolidated Subsidiary during such period.

                  "Fourth  Amendment"  means  the  Fourth  Amendment  to  Credit
            Agreement, dated as of December 31, 1997, among the Borrower, the Agent and the Banks.

                  "Synthetic  Lease" means the  Participation  Agreement,  dated
            March 29, 1996, among CTI, the Parent, Lease Plan North America, Inc. and ABN AMRO Bank N.V., Atlanta Agency, as Participant and Agent.

      10. Amendments to Section 11.1. Subject to the terms and conditions of this Amendment, Section 11.1(b) of the Credit Agreement is hereby amended to provide that (i) notices to the Borrower shall be addressed as follows:

                        Covenant Transport, Inc.
                        400 Birmingham Highway
                        Chattanooga, Tennessee 37404
                        Attention:  Joey Hogan
                        Chief Financial Officer

                        Telecopier No.: (423) 821-5442
                        Telephone No.: (423) 821-1212

      with a copy to:   Scudder Law Firm, P.C.
                        411 South 13th Street, Suite 200
                        Lincoln, Nebraska 68508
                        Attention: Mark A. Scudder, Esq.

                        Telecopier No.: (402) 435-4329
                        Telephone No.: (402) 435-3223

      (ii)  notices to the Agent shall be addressed as follows:

                        ABN AMRO Bank N.V.
                        135 South LaSalle Street
                        Chicago, Illinois  60603
                        Attention: Dave Thomas

                        Telecopier No.: (312) 904-2849
                        Telephone No.: (312) 904-2506

      with a copy to:   ABN AMRO Bank N.V.
                        Syndications Department
                        1325 Avenue of the Americas
                        9th Floor
                        New York, New York  10019
                        Attention:  Linda Boardman

                        Telecopier No.:  (212) 314-1709 or 1710
                        Telephone No.: (212) 314-1724

      11. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Banks that (a) this Amendment has been duly authorized, executed and delivered by each of the Borrowers, (b) no Default or Event of Default has occurred and is continuing as of this date, and
(c) all of the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by the Borrowers of the representations and warranties contained in this Section 11 shall be an Event of Default for all purposes of the Credit Agreement.

      12. Ratification. Each of the Borrowers hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by such Borrower in connection therewith (including without limitation the other Loan Documents to which such Borrower is a party), effective as of the date hereof.

      13. Estoppel. To induce the Agent and the Banks to enter into this Amendment, each of the Borrowers hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of such Borrowers as against the Agent, any Bank or any Letter of Credit Bank with respect to the obligations of the Borrowers to any of such parties under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

      14. Acquisition of New Subsidiary. Subject to the terms and conditions of this Amendment, the Agent and the Banks hereby consent to the acquisition of Bud Meyer Truck Lines, Inc. as a new Subsidiary, and hereby confirm that such acquisition did not constitute an Event of Default and further confirm that the delivery of the agreements in connection with Amendment satisfy the obligations of such new Subsidiary to deliver the additional Security Documents required under Section 5.18 and 5.21. The foregoing shall apply only to the matter stated and shall not constitute a waiver by the Agent or the Banks of any other or future Default or Event of Default. Schedule 4.1 of the Credit Agreement is hereby amended by adding thereto the name of Bud Meyer Truck Lines, Inc.

      15.   Conditions  to   Effectiveness.   This   Amendment   shall  become
effective, upon the Effective Date, subject to the satisfaction of the following conditions on or prior to such date:

            (a)   the   receipt  by  the  Agent  of  this   Amendment,   duly
      executed, completed and delivered by the Agent, the Banks and the Borrowers, and consented to by the Parent, Intellectual Property Co. and Covenant Acquisition Co.;

            (b) the receipt by the Agent and the Banks of replacement Revolving Notes evidencing Base Rate Loans, Alternate Base Rate Loans and Eurodollar Loans, duly executed by the Borrowers and payable to the order of each Bank;

            (c) the receipt by the Agent of such additional Security Documents or modifications of the existing Security Documents as may be requested by the Agent, duly executed by the Parent and/or each Borrower and/or any other Subsidiary which is a party thereto, and the Collateral Agent, in each case in form and substance satisfactory to the Agent;

            (d) the receipt by the Agent of such modifications of the Intercreditor Agreement as may be requested by the Agent, duly executed by the Collateral Agent and the Senior Noteholders, and acknowledged by the Borrowers, the Parent and each other Subsidiary, in form and substance satisfactory to the Agent;

            (e) the receipt by the Agent of a Joinder Agreement joining Bud Meyer Truck Lines, Inc. as a party to and guarantor under the Guaranty Agreement, dated as of March 31, 1997, previously executed by Intellectual Property Co. and Covenant Acquisition Co. (formerly C&F Acquisition Co.) in favor of the Agent and the Banks, and such Security Documents as may be requested by the Agent, duly executed by Bud Meyer Truck Lines, Inc. and in form and substance satisfactory to the Agent;

            (f) the receipt by the Agent of a certificate of the Secretary or an Assistant Secretary of the Parent, each Borrower, Intellectual Property Co., Covenant Acquisition Co. and Bud Meyer Truck Lines, Inc. in form and substance satisfactory to the Agent, with respect to the officers of such Persons authorized to deliver this Amendment, the replacement Revolving Notes and the other supplemental Loan Documents contemplated hereby, to which shall be attached copies of the resolutions and bylaws referred to in such certificate;

            (g) the receipt by the Agent of a certificate of good standing with respect to the Parent, each Borrower, Intellectual Property Co., Covenant Acquisition Co. and Bud Meyer Truck Lines, Inc., issued as of a recent date by the Secretary of State of its jurisdiction of incorporation;

            (h) the receipt by the Agent of a certificate as to the solvency of the Parent and its Subsidiaries, duly executed by the chief financial officer of the Parent and in form and substance satisfactory to the Agent;

            (i) the receipt by the Agent of an opinion of counsel to the Parent, the Borrowers, Intellectual Property Co., Covenant Acquisition Co. and Bud Meyer Truck Lines, Inc. as to such matters as may be requested by the Agent or the Required Banks, in form and substance satisfactory to the Agent and the Required Banks;

            (j)   the   receipt  by  the  Agent  of  such  other   documents,
      certificates, instruments and opinions as the Agent may reasonably request; and

            (k) the receipt by the Agent of all fees and expenses payable to the Agent and the Banks in connection with the Credit Agreement and this Amendment including without limitation, the reasonable legal fees and other reasonable out of pocket expenses of the Agent and each Bank incurred in connection with this Amendment.

      16. Reimbursement of Expenses. Each of the Borrowers hereby jointly and severally agrees that it shall reimburse the Agent on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

      17.   Governing   Law.  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY,  AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      18. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each of the Borrowers hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      19. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

      20. Entire Agreement. The Credit Agreement as amended by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.



                    [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    COVENANT TRANSPORT, INC., a Tennessee
                                    corporation, as a Borrower



                                    By:/s/ Joey B. Hogan
                                    Name: Joey B. Hogan
                                    Title:  CFO/Treasurer


                                    COVENANT LEASING, INC., a Nevada
                                    corporation, as a Borrower



                                    By: /s/ Joey B. Hogan
                                    Name:  Joey B. Hogan
                                    Title: CFO/Treasurer


                                    ABN AMRO BANK N.V., acting through
                                    its Atlanta Agency, as Agent



                                    By: /s/ Nick T. Weaver
                                    Name:  Nick T. Weaver
                                    Title: Vice President



                                    By: /s/ Linda K. Davis
                                    Name:  Linda K. Davis
                                    Title: Vice President

                                    ABN AMRO BANK N.V., acting through
                                    its Atlanta Agency, as a Bank


                                    By: /s/ Nick T. Weaver
                                    Name:  Nick T. Weaver
                                    Title: Vice President


                                    By: /s/ Linda K. Davis
                                    Name:  Linda K. Davis
                                    Title: Vice President


Commitments:                    Amount:               Percentage:

Revolving                     $30,000,000             .30000000
Term                          $30,000,000             .30000000


Base Rate Lending Office:   ABN AMRO Bank N.V., Atlanta Agency
                            1325 Avenue of the Americas
                            9th Floor
                            New York, New York 10019
                            Attention: Linda Boardman

Eurodollar Lending Office:  ABN AMRO Bank N.V. Atlanta Agency
                            1325 Avenue of the Americas
                            9th Floor
                            New York, New York 10019
                            Attention: Linda Boardman


Address for purposes of
Section 11.1:               ABN AMRO Bank N.V.
                            135 South LaSalle
                            Chicago, Illinois  60603
                            Attention:  Dave Thomas
                            Telecopier No.:  (312) 904-2849
                            Telephone No.:  (312) 904-2506

                                   THE FIRST NATIONAL BANK
                                   OF CHICAGO



                                   By: /s/ Gregory J. Sjullie
                                   Name:  Gregory J. Sjullie
                                   Title: Vice President



Commitments:                    Amount:               Percentage:

Revolving                     $26,000,000             .26000000
Term                          $26,000,000             .26000000



Base Rate Lending Office:           The First National Bank of Chicago
                                    One First National Plaza
                                    Chicago, Illinois  60670
                                    Attention:  Greg Sjullie

Eurodollar Lending Office:          The First National Bank of Chicago
                                    One First National Plaza
                                    Chicago, Illinois  60670
                                    Attention:  Greg Sjullie



Address for purposes of Section
11.1:                               The First National Bank of Chicago
                                    One First National Plaza
                                    Building 1, 10th Floor, Suite #0374
                                    Chicago, Illinois  60670
                                    Attention:  Greg Sjullie
                                    Telecopier No.:  (312) 732-3055
                                    Telephone No.:  (312) 732-8872

                                    NATIONSBANK, N.A.



                                    By: /s/ Greg McCrery
                                    Name:  Greg McCrery
                                    Title: Vice President


Commitments:                    Amount:               Percentage:

Revolving                     $26,000,000             .26000000
Term                          $26,000,000             .26000000


Base Rate Lending Office:           NationsBank, N.A.
                                    600 Peachtree Street, N.E., 21st Floor
                                    Atlanta, Georgia  30308-2213
                                    Attention:  Greg McCrery

Eurodollar Lending Office:          NationsBank, N.A.
                                    600 Peachtree Street, N.E., 21st Floor
                                    Atlanta, Georgia  30308-2213
                                    Attention:  Greg McCrery


Address for purposes of Section
11.1:                               NationsBank, N.A.
                                    600 Peachtree Street, N.E., 21st Floor
                                    Atlanta, Georgia  30308-2213
                                    Attention:  Greg McCrery
                                    Telecopier No.:  (404) 607-6466
                                    Telephone No.:  (404) 607-5540

                                    FIRST AMERICAN NATIONAL BANK



                                    By: /s/ Mary E. Buckner
                                    Name:  Mary E. Buckner
                                    Title: Vice President


Commitments:                    Amount:              Percentage:

Revolving                     $18,000,000             .18000000
Term                          $18,000,000             .18000000


Base Rate Lending Office:           First American National Bank
                                    1 Union Square, Suite 100
                                    Chattanooga, Tennessee  37402
                                    Attention:  Mary E. Buckner

Eurodollar Lending Office:          First American National Bank
                                    1 Union Square, Suite 100
                                    Chattanooga, Tennessee  37402
                                    Attention:  Mary E. Buckner


Address for purposes of Section
11.1:                               First American National Bank
                                    1 Union Square, Suite 100
                                    Chattanooga, Tennessee  37402
                                    Attention:  Mary E. Buckner
                                    Telecopier No.:  (423) 755-6014
                                    Telephone No.:  (423) 755-6022

------------------------------------------------------------------------------
                              CONSENT OF GUARANTOR
------------------------------------------------------------------------------


      The undersigned COVENANT TRANSPORT, INC., a Nevada corporation, as guarantor (the "Guarantor") under that certain Guaranty Agreement (hereinafter called the "Guaranty"), dated as of January 17, 1995, executed by the Guarantor pursuant to the Credit Agreement (as amended, the "Credit Agreement"), dated as of January 17, 1995, among Covenant Transport, Inc., a Tennessee corporation, and Covenant Leasing, Inc., a Nevada corporation (collectively, the "Borrowers"), the Banks signatories thereto (the "Banks"), the Banks serving as Letter of Credit Banks thereunder, and ABN AMRO Bank N.V., acting through its Atlanta Agency, as Agent (all of the foregoing parties being herein referred to collectively as the "Guaranteed Parties"), with respect to the indebtedness and obligations of the Borrowers arising under the Credit Agreement, hereby consents to and approves of the execution and delivery by the Borrowers of that certain Fourth Amendment to Credit Agreement (the "Amendment"), dated as of the date hereof, executed by and among the Borrowers and the Guaranteed Parties, and the transactions contemplated thereby, and further consents to and approves of the execution and delivery by the Borrowers of all other documents and instruments executed or to be executed by the Borrowers in connection therewith, including, without limitation, the replacement Notes.

      The Guarantor acknowledges and agrees that the execution and delivery of the Amendment and the replacement Notes shall not diminish, impair, alter, discharge or otherwise affect in any manner whatsoever the duties, obligations and liabilities of the Guarantor under the Guaranty including, without limitation, the obligation of the Guarantor for the payment of the "Obligations" (as that term is defined in the Guaranty and the Credit Agreement).

      The Guarantor hereby ratifies, confirms and approves the Guaranty and all of the terms and provisions thereof, and agrees that the Guaranty constitutes the valid and binding obligation of the Guarantor, enforceable by the Guaranteed Parties in accordance with its terms.

      IN WITNESS WHEREOF, the Guarantor has executed this consent, as of the 31st day of December, 1997.

                                   GUARANTOR:

                                   COVENANT TRANSPORT, INC., a Nevada
                                   corporation


                                   By: /s/ Joey B. Hogan
                                   Name:  Joey B. Hogan
                                   Title: CFO/Treasurer

------------------------------------------------------------------------------
                              CONSENT OF GUARANTOR
------------------------------------------------------------------------------


      The undersigned INTELLECTUAL PROPERTY CO., a Nevada corporation, as guarantor (the "Guarantor") under that certain Guaranty Agreement (hereinafter called the "Guaranty"), dated as of March 31, 1997, executed by the Guarantor and C&F Acquisition Co. pursuant to the Credit Agreement (as amended, the "Credit Agreement"), dated as of January 17, 1995, among Covenant Transport, Inc., a Tennessee corporation, and Covenant Leasing, Inc., a Nevada corporation (collectively, the "Borrowers"), the Banks signatories thereto (the "Banks"), the Banks serving as Letter of Credit Banks thereunder, and ABN AMRO Bank N.V., acting through its Atlanta Agency, as Agent (all of the foregoing parties being herein referred to collectively as the "Guaranteed Parties"), with respect to the indebtedness and obligations of the Borrowers arising under the Credit Agreement, hereby consents to and approves of the execution and delivery by the Borrowers of that certain Fourth Amendment to Credit Agreement (the "Amendment"), dated as of the date hereof, executed by and among the Borrowers and the Guaranteed Parties, and the transactions contemplated thereby, and further consents to and approves of the execution and delivery by the Borrowers of all other documents and instruments executed or to be executed by the
Borrowers in connection therewith, including, without limitation, the replacement Notes.

      The Guarantor acknowledges and agrees that the execution and delivery of the Amendment and the replacement Notes shall not diminish, impair, alter, discharge or otherwise affect in any manner whatsoever the duties, obligations and liabilities of the Guarantor under the Guaranty including, without limitation, the obligation of the Guarantor for the payment of the "Obligations" (as that term is defined in the Guaranty and the Credit Agreement).

      The Guarantor hereby ratifies, confirms and approves the Guaranty and all of the terms and provisions thereof, and agrees that the Guaranty constitutes the valid and binding obligation of the Guarantor, enforceable by the Guaranteed Parties in accordance with its terms.

      IN WITNESS WHEREOF, the Guarantor has executed this consent, as of the 31st day of December, 1997.

                                   GUARANTOR:

                                   INTELLECTUAL PROPERTY CO., a Nevada
                                   corporation


                                   By: /s/ Joey B. Hogan
                                   Name:  Joey B. Hogan
                                   Title: CFO/Treasurer

------------------------------------------------------------------------------
                              CONSENT OF GUARANTOR
------------------------------------------------------------------------------


      The undersigned COVENANT ACQUISITION CO., a Nevada corporation formerly known as C&F Acquisition Co., as guarantor (the "Guarantor") under that certain Guaranty Agreement (hereinafter called the "Guaranty"), dated as of March 31, 1997, executed by the Guarantor and Intellectual Property Co. pursuant to the Credit Agreement (as amended, the "Credit Agreement"), dated as of January 17, 1995, among Covenant Transport, Inc., a Tennessee corporation, and Covenant Leasing, Inc., a Nevada corporation (collectively, the "Borrowers"), the Banks signatories thereto (the "Banks"), the Banks serving as Letter of Credit Banks thereunder, and ABN AMRO Bank N.V., acting through its Atlanta Agency, as Agent (all of the foregoing parties being herein referred to collectively as the "Guaranteed Parties"), with respect to the indebtedness and obligations of the Borrowers arising under the Credit Agreement, hereby consents to and approves of the execution and delivery by the Borrowers of that certain Fourth Amendment to Credit Agreement (the "Amendment"), dated as of the date hereof, executed by and among the Borrowers and the Guaranteed Parties, and the transactions contemplated thereby, and further consents to and approves of the execution and delivery by the Borrowers of all other documents and instruments executed or to be executed by the Borrowers in connection therewith, including, without limitation, the replacement Notes.

      The Guarantor acknowledges and agrees that the execution and delivery of the Amendment and the replacement Notes shall not diminish, impair, alter, discharge or otherwise affect in any manner whatsoever the duties, obligations and liabilities of the Guarantor under the Guaranty including, without limitation, the obligation of the Guarantor for the payment of the "Obligations" (as that term is defined in the Guaranty and the Credit Agreement).

      The Guarantor hereby ratifies, confirms and approves the Guaranty and all of the terms and provisions thereof, and agrees that the Guaranty constitutes the valid and binding obligation of the Guarantor, enforceable by the Guaranteed Parties in accordance with its terms.

      IN WITNESS WHEREOF, the Guarantor has executed this consent, as of the 31st day of December, 1997.

                                   GUARANTOR:

                                   COVENANT    ACQUISITION    CO.,   a   Nevada
                                   corporation    formerly    known    as   C&F
                                   Acquisition Co.


                                   By: /s/ Joey B. Hogan
                                   Name:  Joey B. Hogan
                                   Title: CFO/Treasurer